UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  February 1, 2008

SKYWEST, INC.

(Exact name of registrant as specified in its charter)

Utah	0-14719	87-0292166
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

444 South River Road St. George, Utah	84790
(Address of principal executive offices)	(Zip Code)

(435) 634-3000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01—OTHER EVENTS

On February 1, 2008, SkyWest, Inc. (the “Company”) issued a press release announcing that a complaint has been filed in the Superior Court of Fulton County, State of Georgia, against Delta Air Lines, Inc. (“Delta”) related to a dispute under the Delta Connection Agreements entered into between Delta and SkyWest Airlines, Inc. (“SkyWest Airlines”) and Atlantic Southeast Airlines, Inc. (“ASA”).  SkyWest Airlines and ASA are wholly-owned subsidiaries of the Company.

A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

The following is filed as an exhibit to this report:

Exhibit Number	Title of Document	Location
99.1	Press release dated February 1, 2008	Attached

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                SKYWEST, INC.

Date: February 1, 2008	By	/s/ Bradford R. Rich

Bradford R. Rich, Executive Vice President,
and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Press Release Dated February 1, 2008